                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-12


             Advent Claymore Convertible Securities and Income Fund
             ------------------------------------------------------
                  Advent/Claymore Enhanced Growth & Income Fund
                 -----------------------------------------------
              (Name of Registrants as Specified in Their Charters)


          -------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/ No fee required.
/ / Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies: N/A
    (2) Aggregate number of securities to which transaction applies: N/A
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
    (4) Proposed maximum aggregate value of transaction: N/A
    (5) Total fee paid: N/A

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid: N/A

    (2) Form, Schedule or Registration Statement No.: N/A

    (3) Filing Party: N/A

    (4) Date Filed: N/A

ADVENT CAPITAL MANAGEMENT, LLC

[CLAYMORE(R) LOGO]

       ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (NYSE: AVK)
            ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (NYSE: LCM)
                     1065 AVENUE OF THE AMERICAS, 31ST FLOOR
                            NEW YORK, NEW YORK 10018

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 19, 2006

     Notice is hereby given to the shareholders of each of Advent Claymore Convertible Securities and Income Fund ("AVK") and Advent/Claymore Enhanced Growth & Income Fund ("LCM") (collectively, the "Trusts") that the Joint Annual Meeting of Shareholders of the Trusts (the "Annual Meeting") will be held at the offices of the Trusts' counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036 on Tuesday, September 19, 2006, at 12:30 p.m. (Eastern time). The Annual Meeting is being held for the following purposes:

     MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS

     1. For LCM, to elect two Trustees, each to hold office for the term indicated in the attached Proxy Statement and until their successors shall have been elected and qualified;

     2. For AVK, to elect two Trustees, each to hold office for the term indicated in the attached Proxy Statement and until their successors shall have been elected and qualified;

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     THE BOARD OF TRUSTEES (THE "BOARD") OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

     The Board of each Trust has fixed the close of business on August 14, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided or record your voting instructions via telephone or the internet so you will be represented at the Annual Meeting.


                                         By order of the
                                         Board of each Trust

                                         /s/ Rodd Baxter

                                         Rodd Baxter, Secretary of each Trust


New York, New York
August 21, 2006

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY GIVEN PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

       ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (NYSE: AVK)
            ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (NYSE: LCM)
                                 PROXY STATEMENT
                                       FOR
                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 19, 2006

     This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders ("Notice of Joint Annual Meeting"). Much of the information in this joint proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 866.274.2227.


     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of each Trust of proxies to be voted at the Joint Annual Meeting of Shareholders of the Trusts to be held on Tuesday, September 19, 2006, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Trusts' counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036, on September 19, 2006, at 12:30 p.m. (Eastern time). This Proxy Statement and the enclosed proxy card(s) ("proxy") are first being sent to the Trusts' shareholders on or about August 24, 2006.

     -    WHY IS A SHAREHOLDER MEETING BEING HELD?

          Because the common shares of each Trust are listed on the New York Stock Exchange ("NYSE"), which requires each Trust to hold an annual meeting of shareholders.

     - WHAT PROPOSALS (EACH A "PROPOSAL," AND COLLECTIVELY THE "PROPOSALS") WILL BE VOTED ON?

          A. Shareholders of LCM are being asked to elect two nominees to the Board of LCM ("Proposal A").

          B. Shareholders of AVK are being asked to elect two nominees to the Board of AVK ("Proposal B").

     -    WILL YOUR VOTE MAKE A DIFFERENCE?

          YES! Your vote is important and could make a difference in the governance of the Trust(s), no matter how many shares you own.

     -    WHO IS ASKING FOR YOUR VOTE?

          The enclosed proxy is solicited by the Board of each Trust for use at the Annual Meeting to be held on Tuesday, September 19, 2006, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Joint Annual Meeting. The Notice of Joint Annual Meeting, the proxy and this Proxy Statement are being mailed on or about August 24, 2006.

     -    HOW DOES THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSALS?

          The Board unanimously recommends that you vote "for" each Proposal on which you are entitled to vote.

     -    WHO IS ELIGIBLE TO VOTE?

          Shareholders of record of LCM at the close of business on August 14, 2006, are entitled to be present and to vote on Proposal A at the Annual Meeting or any adjournment or postponement thereof. Shareholders of record of AVK at the close of business on August 14, 2006, are entitled to be present and to vote on Proposal B at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote on those Proposals on which holders of those shares are entitled to vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with your Board's recommendation. If any other business is brought before your Trust's Annual Meeting, your shares will be voted at your proxy's discretion unless you specify otherwise in your proxy.

     -    WHY DOES THIS PROXY STATEMENT LIST TWO CLOSED-END FUNDS?

          The Trusts have at least one similar proposal and it is cost-efficient to have a joint proxy statement and one annual meeting. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Trust's meeting to a time immediately after the Annual Meeting so that each Trust's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Trust will vote separately on the respective Proposals relating to their Trust. In any event, an unfavorable vote on any Proposal by the shareholders of one Trust will not affect the implementation of such Proposal by the other Trust if the Proposal is approved by the shareholders of that Trust.

     -    HOW MANY SHARES OF EACH TRUST WERE OUTSTANDING AS OF THE RECORD DATE?

          At the close of business on August 14, 2006, AVK had 23,352,573.7720 common shares outstanding and 11,000 Auction Market Preferred Shares outstanding and LCM had 13,580,240 common shares outstanding.

THE PROPOSALS: TO ELECT TRUSTEES

     -    WHO ARE THE NOMINEES FOR TRUSTEE?

          ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (AVK)

     The Trustees of AVK are classified into three classes of Trustees. Set forth below are the current Class I Trustees, Class II Trustees and Class III
Trustees:

        CLASS I TRUSTEES OF AVK
        -Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees of AVK. It is currently anticipated that they will stand for re-election at the Trusts' 2007 joint annual meeting of shareholders.

        CLASS II TRUSTEES OF AVK
        -Mr. Michael A. Smart*, Mr. Ronald A. Nyberg* and Mr. Daniel L. Black are the Class II Trustees of AVK. It is currently anticipated that they will stand for re-election at the Trusts' 2008 joint annual meeting of shareholders.

        CLASS III TRUSTEES OF AVK
        -Mr. Tracy V. Maitland and Mr. Nicholas Dalmaso are the Class III Trustees of AVK. They are standing for re-election at the Annual Meeting.

----------
* Designated as Trustees representing the Trust's preferred shareholders.

     As indicated above, shareholders of AVK are being asked to elect the following two nominees as Trustees of AVK at the Annual Meeting: Mr. Tracy V.Maitland and Mr. Nicholas Dalmaso as Class III Trustees. The holders of AVK's common shares and Auction Market Preferred Shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to the election of each of Mr. Tracy V. Maitland and Mr. Nicholas Dalmaso as Class III Trustees of AVK.

     Each Class III Trustee of AVK, if elected, will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of AVK will continue to serve under their current terms and will be elected at subsequent annual meetings of shareholders as indicated above. Mr. Tracy V. Maitland and Mr. Nicholas Dalmaso are currently Class III Trustees of AVK. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class III Trustees named above. Each Class III Trustee of AVK has indicated that he has consented to serve as a Trustee of AVK if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

               ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (LCM)

     The Trustees of LCM are classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees as follows:

        CLASS I TRUSTEES OF LCM
        -Mr. Michael A. Smart, Mr. Ronald A. Nyberg and Mr. Daniel L. Black are
         the Class I Trustees of LCM. It is currently anticipated that they will stand for re-election at the Trusts' 2008 joint annual meeting of shareholders.

        CLASS II TRUSTEES OF LCM
        -Mr. Tracy V. Maitland and Mr. Nicholas Dalmaso are the Class II Trustees of LCM. They are standing for re-election at the Annual Meeting.

        CLASS III TRUSTEES OF LCM
        -Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class III Trustees of LCM. It is currently anticipated that they will stand for re-election at the Trusts' 2007 joint annual meeting of shareholders.

     As indicated above, shareholders are being asked to elect the following two Class II Trustees at the Annual Meeting: Mr. Tracy V. Maitland and Mr. Nicholas Dalmaso. The holders of LCM's common shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to the election of each Class II Trustee.

     Each Class II Trustee of LCM, if elected, will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of LCM will continue to serve under their current terms and will be elected at subsequent annual meetings of shareholders as indicated above. Mr. Tracy V. Maitland and Mr. Nicholas Dalmaso are currently Trustees of LCM. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class II Trustees of LCM named above. Each Class II Trustee of LCM has indicated that he has consented to serve as a Trustee of LCM if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

     Certain information concerning the current Trustees, the Trustee nominees and the officers of each of the Trusts is set forth in the table below. Except as indicated in the chart below, each individual has held the office shown or other offices in the same company since each of the Trusts commenced their respective operations. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated by an asterisk(*). Independent Trustees are those who are not interested persons of (i) the Trust, (ii) AVK's investment advisor and LCM's investment manager, Advent Capital Management, LLC ("Advent"), (iii) Claymore Securities, Inc., AVK's shareholder servicing agent or (iv) Claymore Advisors, LLC ("Claymore"), LCM's investment advisor, and who satisfy the requirements contained in the definition of "independent" as defined in Rule 10A-3 of the Securities Exchange Act of 1934 (the "Independent Trustees"). Mr. Randall C. Barnes and Mr. Daniel L. Black have served as Trustees of LCM and AVK since September 20, 2005. All other Trustees of LCM have served in such capacity since March 30, 2004 and all other Trustees of AVK have served in such capacity since March 27, 2003. AVK and LCM are the only registered funds in the Advent Claymore fund complex. The business address of each current Trustee and officer is c/o Advent Capital Management, LLC, 1065 Avenue of the Americas, 31st Floor, New York, New York 10018.

TRUSTEES AND TRUSTEE NOMINEES

                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                       IN FUND
                       POSITION                                        COMPLEX
                        HELD             PRINCIPAL OCCUPATION         OVERSEEN              OTHER DIRECTORSHIPS
NAME AND AGE          WITH TRUST      DURING THE PAST FIVE YEARS      BY TRUSTEE              HELD BY TRUSTEE
------------          ----------    -------------------------------   ----------    ------------------------------------
INTERESTED TRUSTEES:

Tracy V.Maitland*     Trustee,      President of Advent Capital           2         None.
Age: 46               Chairman,     Management, LLC, which he
                      President     founded in June, 2001. Prior
                      and Chief     to June, 2001, President of
                      Executive     Advent Capital Management, a
                      Officer(1)    division of Utendahl Capital.

                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                       IN FUND
                       POSITION                                        COMPLEX
                        HELD             PRINCIPAL OCCUPATION         OVERSEEN              OTHER DIRECTORSHIPS
NAME AND AGE          WITH TRUST      DURING THE PAST FIVE YEARS      BY TRUSTEE              HELD BY TRUSTEE
------------          ----------    -------------------------------   ----------    ------------------------------------
INTERESTED TRUSTEES:

Nicholas Dalmaso*     Trustee(1)    Senior Managing Director and          2         Trustee, MBIA Capital/Claymore
Age: 41                             General Counsel of Claymore                     Managed Duration Investment
                                    Advisors, LLC and Claymore                      Grade Municipal Fund; Western
                                    Securities, Inc.                                Asset/Claymore U.S. Treasury
                                    (2001-present). President and                   Inflation Protected Securities Fund;
                                    Secretary of Claymore                           Western Asset/Claymore U.S.
                                    Investments, Inc.                               Treasury Inflation Protected
                                    (2004-present). Formerly,                       Securities Fund 2;
                                    Assistant General Counsel, John                 Dreman/Claymore Dividend &
                                    Nuveen and Company Inc. (asset                  Income Fund; TS&W/Claymore
                                    manager) (1999-2001). Former                    Tax-Advantaged Balanced Fund;
                                    Vice President and Associate                    Madison/Claymore Covered Call
                                    General Counsel of Van Kampen                   Fund; Fiduciary/Claymore MLP
                                    Investments, Inc. (1992-1999).                  Opportunity Fund;
                                                                                    Fiduciary/Claymore Dynamic
                                                                                    Equity Fund; Old Mutual/Claymore
                                                                                    Long-Short Fund;
                                                                                    Claymore/Raymond James SB-1
                                                                                    Equity Fund; the funds in the
                                                                                    Claymore family of mutual funds(3);
                                                                                    and the funds advised and
                                                                                    distributed by Claymore
                                                                                    Investments, Inc.(4)

INDEPENDENT TRUSTEES:

Derek Medina(1)       Trustee       Vice President, Business              2         Director of Young Scholars'
Age: 39                             Affairs and News Planning at                    Institute. Former Director of
                                    ABC News from 2003-present.                     Episcopal Social Services.
                                    Formerly, Executive Director,
                                    Office of the President at ABC
                                    News (2000-2003). Former
                                    Associate at Cleary Gottlieb
                                    Steen & Hamilton (law firm)
                                    (1995-1998). Former associate
                                    in Corporate Finance at J.P.
                                    Morgan/Morgan Guaranty
                                    (1988-1990).

Ronald A. Nyberg(1)   Trustee       Principal of Ronald A. Nyberg,        2         Trustee, MBIA Capital/Claymore
Age: 53                             Ltd., a law firm specializing                   Managed Duration Investment
                                    in corporate law, estate                        Grade Municipal Fund; Western
                                    planning and business                           Asset/Claymore U.S. Treasury
                                    transactions from 2000-present.                 Inflation Protected Securities Fund;
                                    Formerly, Executive Vice                        Western Asset/Claymore U.S.
                                    President, General Counsel and                  Treasury Inflation Protected
                                    Corporate Secretary of Van                      Securities Fund 2;
                                    Kampen Investments (1982-1999).                 Dreman/Claymore Dividend &
                                                                                    Income Fund; TS&W/Claymore
                                                                                    Tax-Advantaged Balanced Fund;
                                                                                    Madison/Claymore Covered Call
                                                                                    Fund; Fiduciary/Claymore MLP
                                                                                    Opportunity Fund;
                                                                                    Fiduciary/Claymore Dynamic
                                                                                    Equity Fund; Old Mutual/Claymore
                                                                                    Long-Short Fund;
                                                                                    Claymore/Raymond James SB-1
                                                                                    Equity Fund; and the funds in the
                                                                                    Claymore family of mutual funds.(3)

                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                       IN FUND
                       POSITION                                        COMPLEX
                        HELD             PRINCIPAL OCCUPATION         OVERSEEN              OTHER DIRECTORSHIPS
NAME AND AGE          WITH TRUST      DURING THE PAST FIVE YEARS      BY TRUSTEE              HELD BY TRUSTEE
------------          ----------    -------------------------------   ----------    ------------------------------------
INDEPENDENT TRUSTEES:

Gerald L. Seizert(1)  Trustee       Chief Executive Officer of            2         Former Director of Loomis, Sayles
Age: 54                             Seizert Capital Partners, LLC,                  and Co., L.P.
                                    where he directs the equity
                                    disciplines of the firm and
                                    serves as a co-manager of the
                                    firm's hedge fund, Proper
                                    Associates, LLC from
                                    2000-present. Formerly Co-Chief
                                    Executive (1998-1999) and a
                                    Managing Partner and Chief
                                    Investment Officer-Equities of
                                    Munder Capital Management, LLC
                                    (1995-1999). Former Vice
                                    President and Portfolio Manager
                                    of Loomis, Sayles & Co., L.P.
                                    (asset manager) (1984-1995).
                                    Former Vice President and
                                    Portfolio Manager at First of
                                    America Bank (1978-1984).

Michael A. Smart(1)   Trustee       Managing Partner, Cordova,            2         Director, Country Pure Foods,
Age: 46                             Smart & Williams LLC,                           Berkshire Blanket, Inc.
                                    (2003-Present). Principal
                                    Advisor, First Atlantic Capital
                                    Ltd., a private equity firm
                                    (2001-2005). Managing Director,
                                    The Private Equity Group
                                    (1995-2001); Vice President,
                                    Corporate Finance (1992-1995)
                                    Merrill Lynch & Co. Founding
                                    Partner, The Carpediem Group, a
                                    private placement firm
                                    (1991-1992). Associate, Mergers
                                    & Acquisitions, Dillon, Read
                                    and Co. (investment bank)
                                    (1988-1990).

Daniel L. Black(2)    Trustee       Partner, The Wicks Group of           2         None.
Age: 46                             Companies, LLC (2003-present).
                                    Formerly, Managing Director and
                                    Co-head of the Merchant Banking
                                    Group at BNY Capital Markets, a
                                    division of The Bank of New
                                    York Company, Inc. (1998-2003).

Randall C. Barnes(2)  Trustee       Investor (2001-present).              2         Trustee, Madison/Claymore
Age: 54                             Formerly, Senior Vice President                 Covered Call Fund;
                                    and Treasurer (1993-1997) and                   Fiduciary/Claymore MLP
                                    President, Pizza Hut                            Opportunity Fund;
                                    International (1991-1993) and                   Fiduciary/Claymore Dynamic
                                    Senior Vice President,                          Equity Fund; TS&W/Claymore
                                    Strategic Planning and New                      Tax-Advantaged Balanced Fund;
                                    Business Development                            Old Mutual/Claymore Long-Short
                                    (1987-1990) of PepsiCo, Inc.                    Fund; Claymore/Raymond James
                                    (1987-1997).                                    SB-1 Equity Fund; the funds in the
                                                                                    Claymore family of mutual funds(3);
                                                                                    and the funds advised and distributed
                                                                                    by Claymore Investments, Inc.(4)
                                                                                    Director, Lykes Bros.

----------
* "Interested person" of each Trust as defined in the 1940 Act. Mr. Maitland is an interested person due to his relationship with Advent. Mr. Dalmaso in an interested person due to his relationship with the Claymore entities that serve as LCM's investment manager and AVK's shareholder servicing agent.
(1) Trustee since commencement of operation of each Trust. After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.
(2) Trustee since September 20, 2005. After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the Class of Trustees for which he serves.
(3) The Claymore family of mutual funds includes five open-end investment companies.
(4) Claymore Investments, Inc. distributed and advises four closed-end funds and one ETF.

EXECUTIVE OFFICERS

OFFICERS:

                                                                PRINCIPAL OCCUPATION DURING
NAME AND AGE                         TITLE                         THE PAST FIVE YEARS
-----------------------  -----------------------------   ------------------------------------------
F. Barry Nelson          Vice President and Assistant    Advent Capital Management, LLC: Senior
Age: 63                  Secretary of AVK, Vice          Vice President, Co-Portfolio Manager and
                         President of LCM                Research Director, June 2001 to present.
                                                         Prior to June 2001, Mr. Nelson held the
                                                         same position at Advent Capital
                                                         Management, a division of Utendahl
                                                         Capital.

Rodd Baxter              Secretary and Chief             Advent Capital Management, LLC: General
Age: 56                  Compliance Officer of both      Counsel--Legal, 2002 to present; SG Cowen
                         AVK and LCM                     Securities Corporation: Director and
                                                         Senior Counsel, 1998-2002.

Robert White(1)          Treasurer and Chief Financial   Chief Financial Officer, Advent Capital
Age: 41                  Officer of both AVK and LCM     Management, LLC, July 2005 to present.
                                                         Previously, Vice President, Client Service
                                                         Manager, Goldman Sachs Prime Brokerage,
                                                         1997-2005.

Steven M. Hill           Assistant Treasurer of LCM      Senior Managing Director and Chief
Age: 41                                                  Financial Officer of Claymore Advisors,
                                                         LLC and Claymore Securities, Inc.
                                                         Previously, Treasurer of Henderson Global
                                                         Funds and Operations Manager for Henderson
                                                         Global Investors (North America) Inc.,
                                                         from 2002-2003; Managing Director,
                                                         FrontPoint Partners LLC (2001-2002); Vice
                                                         President, Nuveen Investments (1999-2001).

----------
(1)  Mr. White has held his current position since September 20, 2005.

  -  DOES THE BOARD HAVE ANY COMMITTEES?

     Yes. The Trustees have determined that the efficient conduct of the Trusts' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Boards. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating Committee.

     AUDIT COMMITTEE

     Each Trust has an Audit Committee, composed of all of the Independent Trustees, which is charged with selecting a firm of independent registered public accountants for the applicable Trust and reviewing accounting matters with the accountants. The Board of each Trust has determined that all of the members of the Audit Committee are audit committee financial experts and are independent for the purpose of the definition of audit committee financial expert as applicable to each Trust.

     The Audit Committee of each Trust presents the following report:

     The Audit Committee of each Trust has performed the following functions:
     (i) the Audit Committee reviewed and discussed the audited financial statements of each Trust with management of each Trust, (ii) the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by ISB Standard No. 1 and has discussed with the independent registered public accounting firm the auditors' independence and (iv) the Audit Committee recommended to the Board of Trustees of each Trust that the financial statements be included in each Trust's Annual Report for the past fiscal year.

     The Audit Committee of each Trust is governed by a written charter. AVK's Board approved its charter on March 27, 2003 and LCM's Board approved its charter on March 30, 2004.

     NOMINATING COMMITTEE

     The Board of each Trust has a Nominating Committee, which performs the functions set forth in the Joint Nominating Committee Charter of the Trusts. The Nominating Committee is composed of all of the Independent Trustees. Each Trust's Independent Trustees meet regularly as a group in executive session as the Nominating Committee.

     As part of its duties, the Nominating Committee makes recommendations to the full Board of each Trust with respect to candidates for the Board. The Nominating Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of each Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include:

          - The name of the shareholder and evidence of the person's ownership of shares of the applicable Trust(s), including the number of shares owned and the length of time of ownership; and

          - The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Trust(s) and the person's consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board.

     The shareholder recommendation and information described above must be sent to the applicable Trust's Secretary, c/o Advent Capital Management, LLC, 1065 Avenue of the Americas, 31st Floor, New York, New York 10018 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Trust's most recent annual meeting of shareholders. The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Trust(s) are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Trust(s) and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Trust(s). The Nominating Committee also seeks to have the Board represent a diversity of backgrounds and experience.

     The Joint Nominating Committee Charter of the Trusts is not available on the Trusts' website. It was attached as an appendix to the Trusts' 2005 proxy statement.

- DO THE TRUSTS HAVE A POLICY WITH RESPECT TO THE ATTENDANCE OF TRUSTEES AT THE ANNUAL MEETING?

     It is the Trusts' policy to encourage Trustees to attend annual meetings. At the joint annual meeting of the Trusts held on September 20, 2005, all Trustees attended in person, with the exception of Mr. Randall C. Barnes, who attended telephonically.

-    HOW CAN THE TRUSTS' SHAREHOLDERS SEND COMMUNICATIONS TO THE TRUSTEES?

     Shareholders and other interested parties may contact the Boards or any member of the Boards by mail. To communicate with the Boards or any member of the Boards, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Trust or Trusts at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018.

-    HOW LARGE A STAKE DO THE TRUSTEES HAVE IN THE TRUSTS?

     As of August 14, 2006, the Trustees owned shares of common stock of the Trusts in the following amounts:

                                                                                 AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES
                                                                                  OVERSEEN BY TRUSTEES IN
                                                                                        FAMILY OF
NAME OF TRUSTEE OR     DOLLAR RANGE OF EQUITY         DOLLAR RANGE OF EQUITY       REGISTERED INVESTMENT
TRUSTEE NOMINEE          SECURITIES IN AVK              SECURITIES IN LCM               COMPANIES(*)
------------------     ----------------------         ----------------------     -------------------------
Tracy V. Maitland         over $100,000                 $10,001 - $50,000               over $100,000
Nicholas Dalmaso              None                            None                          None
Derek Medina               $1 - $10,000                   $1 - $10,000                  $1 - $10,000
Ronald A. Nyberg        $10,001 - $50,000                 $1 - $10,000                $10,001 - $50,000
Gerald L. Seizert             None                      $10,001 - $50,000             $10,001 - $50,000
Michael A. Smart        $10,001 - $50,000                     None                    $10,001 - $50,000
Daniel L. Black         $50,001 - $100,000               $50,001-$100,000               over $100,000
Randall C. Barnes       $10,001 - $50,000                  over $100,000                over $100,000

----------
*    The "family of registered investment companies" includes only the Trusts.

     As of August 14, 2006, each Trustee and the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of each Trust.

-    HOW OFTEN DO THE TRUSTEES MEET?

     Four meetings of the Board of LCM were held during its last fiscal year between November 1, 2004 and October 31, 2005. Four meetings of the Board of AVK were held during its last fiscal year between November 1, 2004 and October 31, 2005.

     One meeting of the Audit Committee of LCM was held during its last fiscal year between November 1, 2004 and October 31, 2005. Two meetings of the Audit Committee of AVK were held during its last fiscal year between November 1, 2004 and October 31, 2005.

     Each Trustee of LCM attended at least 75% of the aggregate of: (i) all regular meetings of the Board of LCM held during the period from November 1, 2004 through October 31, 2005; and (ii) all meetings of all committees of the Board of LCM on which the Trustee served held during the period from November 1, 2004 through October 31, 2005.

     Each Trustee of AVK attended at least 75% of the aggregate of: (i) all regular meetings of the Board of AVK held during the period from November 1, 2004 through October 31, 2005; and (ii) all meetings of all committees of the Board of AVK on which the Trustee served held during the period from November 1, 2004 through October 31, 2005.

-    WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

     The following table provides information regarding the compensation of the Trusts' Trustees. This table assumes that each Trust had a full fiscal year of operations:

                                                                                    TOTAL COMPENSATION
     NAME OF BOARD MEMBER    COMPENSATION FROM AVK       COMPENSATION FROM LCM     FROM THE FUND COMPLEX
     --------------------    ---------------------       ---------------------     ---------------------
     Tracy V. Maitland            $       0                    $        0             $           0
     Nicholas Dalmaso             $       0                    $        0             $           0
     Derek Medina                 $  22,500                    $   22,500             $      45,000
     Ronald A. Nyberg             $  24,000                    $   24,000             $      48,000
     Gerald L. Seizert            $  24,000                    $   24,000             $      48,000
     Michael A. Smart             $  22,500                    $   22,500             $      45,000
     Daniel L. Black              $  22,500                    $   22,500             $      45,000
     Randall C. Barnes            $  22,500                    $   22,500             $      45,000

     THE BOARD OF THE TRUSTS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

     The cost of soliciting proxies will be borne by each Trust in proportion to the amount of proxies solicited on behalf of a Trust to the total proxies solicited on behalf of both of the Trusts. In addition, certain officers, trustees, directors and employees of the Trust, Advent and Claymore (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail.

     Information regarding how to vote via telephone or internet is included on the enclosed proxy card.

     The affirmative vote of a majority of the shares present for each Trust at the Annual Meeting at which a quorum (i.e., a majority of the shares entitled to vote on the applicable Proposals is present) is necessary to approve the Proposal for each respective Trust.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as shares present at the Meeting and will not affect the result of the vote on the Proposals.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting.

     The Board of each Trust has fixed the close of business on August 14, 2006 as the record date for the determination of shareholders of the Trust entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

INVESTMENT ADVISOR AND INVESTMENT MANAGER

     Advent Capital Management, LLC acts as AVK's investment advisor and LCM's investment manager. Advent is responsible for making investment decisions with respect to the investment of the Trusts' assets. Advent is located at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018. As of June 30, 2006, Advent had approximately $2.7 billion in assets under management.

     Claymore Advisors, LLC acts as LCM's investment advisor. Claymore is responsible for monitoring the investment decisions with respect to the investment of LCM's assets by Advent. Claymore is located at 2455 Corporate West Drive, Lisle, IL 60532. As of June 30, 2006, Claymore entities have provided supervision, management, servicing or distribution on approximately $14 billion in assets through closed-end funds, unit investment trusts, mutual funds, separately managed accounts and exchange-traded funds.

INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP ("PWC") has been selected as the Trusts' independent registered public accounting firm by the Audit Committee of each Trust and ratified by a majority of each Trust's Board, including a majority of the Independent Trustees, by vote cast in person, to audit the accounts of each Trust for and during each Trust's fiscal years ending in 2005 and 2006. The Trust does not know of any direct or indirect financial interest of PWC in the Trusts.

     Representatives of PWC will attend the Annual Meeting either in person or telephonically, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

ADMINISTRATOR

     The Bank of New York, located at One Wall Street, New York, New York 10286, serves as the Trusts' administrator.

AUDIT FEES

     The aggregate fees billed to AVK by PWC for professional services rendered for the audit of AVK's annual financial statements for the period from November 1, 2003 through October 31, 2004 were $70,000. The aggregate fees billed to AVK by PWC for professional services rendered for the audit of AVK's annual financial statements for the period from November 1, 2004 through October 31, 2005 were $70,000.

     The aggregate fees billed to LCM by PWC for professional services rendered for the "seed capital" audit of LCM for the period from January 30, 2004 (inception of LCM) through October 31, 2004 were $25,000. The aggregate fees billed to LCM by PWC for professional services rendered for the audit of LCM's annual financial statements for the period from November 1, 2004 through October 31, 2005 were $80,000.

AUDIT-RELATED FEES

     The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the period from November 1, 2003 through October 31, 2004 for assurance and related services reasonably related to the performance of the audit of AVK's annual financial statements were $37,500 (such fees relate to the performance by PWC of agreed-upon procedures in connection with AVK's Auction Market Preferred Shares and for services rendered, and out of pocket expenses incurred, in connection with AVK's registration statements, comfort letters and consents). The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the period from November 1, 2004 through October 31, 2005 for assurance and related services reasonably related to the performance of the audit of AVK's annual financial statements were $15,000 (such fees relate to the performance by PWC of agreed-upon procedures in connection with AVK's Auction Market Preferred Shares). The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the period from January 30, 2004 (inception of LCM) through October 31, 2004 for assurance and related services reasonably related to the performance of the audit of LCM's financial statements were $0. The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the period from November 1, 2004 through October 31, 2005 for assurance and related services reasonably related to the performance of the audit of LCM's financial statements were $0. PWC did not perform any other assurance and related services that were required to be approved by either Trust's Audit Committee for such period.

TAX FEES

     The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the period from November 1, 2003 through October 31, 2004 for professional services rendered for tax compliance, tax advice, and tax planning were $6,500 (such fees relate to tax services provided by PWC in connection with AVK's excise tax calculations and review of AVK's tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the period from November 1, 2004 through October 31, 2005 for professional services rendered for tax compliance, tax advice, and tax planning were $8,500 (such fees relate to tax services provided by PWC in connection with AVK's excise tax calculations and review of AVK's tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the period from January 30, 2004 (inception of LCM) through October 31, 2004 for professional services rendered for tax compliance, tax advice, and tax planning were $0. The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the period from November 1, 2004 through October 31, 2005 for professional services rendered for tax compliance, tax advice, and tax planning were $8,500 (such fees relate to tax services provided by PWC in connection with LCM's excise tax calculations and review of LCM's tax returns). PWC did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Trusts' Audit Committee for such period.

ALL OTHER FEES

     Neither Trust paid PWC for services other than those described above during the last two fiscal years (or periods).

AGGREGATE NON-AUDIT FEES

     The aggregate non-audit fees billed by PWC from November 1, 2003 to October 31, 2004 for services rendered to AVK were $0.

     The aggregate non-audit fees billed by PWC from November 1, 2004 through October 31, 2005 for services rendered to AVK were $23,500.

     The aggregate non-audit fees billed by PWC from January 30, 2004 (inception of LCM) through October 31, 2004 for services rendered to LCM were $0.

     The aggregate non-audit fees billed by PWC from November 1, 2004 through October 31, 2005 for services rendered to LCM were $8,500.

     In addition, the aggregate non-audit fees billed by PWC for the period from November 1, 2003 through October 31, 2004 for services rendered to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Trusts were $7,000.

     The aggregate non-audit fees billed by PWC for the period from November 1, 2004 to October 31, 2005 for services rendered to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Trusts were $7,500.

     The aggregate non-audit fees billed by PWC for the period from January 30, 2004 (inception of LCM) through October 31, 2004 for services rendered to Claymore, or any entity controlling, controlled by, or under common control with Claymore that provides ongoing services to LCM were $0.

     The aggregate non-audit fees billed by PWC for the period from November 1, 2004 through October 31, 2005 for services rendered to Claymore, or any entity controlling, controlled by or under common control with Claymore that provides ongoing services to LCM were $0.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

     On June 19, 2003, the Audit Committee of AVK adopted Pre-Approval Policies and Procedures. On March 30, 2004, the Audit Committee of LCM adopted Pre-Approval Policies and Procedures. Since the adoption of such policies and procedures, the Audit Committee of the Trusts has pre-approved all audit and non-audit services provided by PWC to the Trusts, and all non-audit services provided by PWC to Advent and Claymore, or any entity controlling, controlled by, or under common control with Advent or Claymore, as applicable, that provides ongoing services to the Trusts which are related to the operations of the Trusts. The Audit Committee of AVK has considered whether the provision of non-audit services that were rendered by PWC from March 27, 2003 to October 31, 2005 to Advent or any entity controlling, controlled by, or under common control with Advent that were not pre-approved pursuant to 17 CFR 210.2-01(c)(7)(ii) is compatible with maintaining PWC's independence. Pursuant to such consideration, the Audit Committee of AVK has made a determination that such non-audit services are compatible with maintaining PWC's independence. The Audit Committee of LCM has also considered whether the provision of non-audit services that were rendered by PWC from January 30, 2004 (inception of LCM) to October 31, 2005 to Advent or Claymore or any entity controlling, controlled by, or under common control with Advent or Claymore that were not pre-approved pursuant to 17 CFR 210.2-01(c)(7)(ii) is compatible with maintaining PWC's independence. Pursuant to such consideration, the Audit Committee of LCM has made a determination that such non-audit services are compatible with maintaining PWC's independence.

     Advent and affiliates of Advent performing services for one or both of the Trusts paid no fees to PWC in either Trusts' most recent fiscal year for services other than those described above or for any other services, including for information systems design and implementation.

PRINCIPAL SHAREHOLDERS

     As of August 14, 2006, to the knowledge of each Trust, no person beneficially owned more than 5% of the voting securities of any class of securities of either Trust.

FINANCIAL STATEMENTS AND OTHER INFORMATION

     Each Trust will furnish, without charge, a copy of such Trust's most recent Annual Report and the Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, 866.274.2227 (toll free).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Trust's officers and Trustees, certain officers of the Trusts' investment advisor, affiliated persons of the investment advisor, and persons who beneficially own more than ten percent of the Trust's shares to file certain reports of ownership ("Section 16 filings") with the SEC and the NYSE. Based upon each Trust's review of the copies of such forms effecting the Section 16 filings received by it, each Trust believes that for its fiscal year ended in 2005, all filings applicable to such persons were completed and filed, except as set forth below. Due to an administrative oversight, a Form 4 report was filed late on behalf of Daniel L. Black.

PRIVACY PRINCIPLES OF THE TRUSTS

     The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

     Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trusts restrict access to non-public personal information about their shareholders to employees of Advent with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

     Shareholder proposals intended for inclusion in the Trusts' proxy statement in connection with the Trusts' 2007 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by a Trust at such Trust's principal executive offices by May 14, 2007. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of

Rule 14a-4(c) under the Exchange Act, such proposals must be received by a Trust at the Trust's principal executive offices not later than July 19, 2007.

OTHER MATTERS

     The management of the Trusts knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.


                                         Very truly yours,

                                         /s/ Tracy V. Maitland

                                         TRACY V. MAITLAND
                                         CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                         AND PRESIDENT OF THE TRUSTS

     August 21, 2006

PROXY TABULATOR
P.O. BOX 9112
FARNINGDALE, NY 11735

                       SOLICITED BY THE BOARD OF TRUSTEES
             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 19, 2006

PREFERRED

The Annual Meeting of Advent Claymore Convertible Securities and Income Fund (the "Fund") will be held at the offices of the Fund's counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Tuesday, September 19, 2006, at 12:30 P.M. EST. The undersigned hereby appoints each of Rodd Baxter and F. Barry Nelson as proxies to represent and to vote all shares of the undersigned at the Annual Meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

                              PLEASE MARK, DATE, SIGN & RETURN THE PROXY
                                  PROMPTLY IN THE ENCLOSED ENVELOPE.

                                     Date __________________, 2006


                              ------------------------------------------


                              ------------------------------------------
                              Signature                (SIGN IN THE BOX)

                              For joint registrations, both parties should sign.

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

                                                           FOR ALL
                                                          NOMINEES      WITHHOLD
                                                          EXCEPT AS    AUTHORITY
                                                          MARKED TO     TO VOTE
                                                        THE CONTRARY    FOR ALL
1.   Election of Trustees:                                AT LEFT.     NOMINEES.
     (01) Mr. Tracy V. Maitland and
     (02) Mr. Nicholas Dalmaso                                0            0

--------------------------------------------------------------------------------
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE THE NUMBER OF THE NOMINEE(S) ON THE LINE ABOVE.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARNINGDALE, NY 11735

                       SOLICITED BY THE BOARD OF TRUSTEES
             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 19, 2006

COMMON

The Annual Meeting of Advent Claymore Convertible Securities and Income Fund (the "Fund") will be held at the offices of the Fund's counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Tuesday, September 19, 2006, at 12:30 P.M. EST. The undersigned hereby appoints each of Rodd Baxter and F. Barry Nelson as proxies to represent and to vote all shares of the undersigned at the Annual Meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

                              PLEASE MARK, DATE, SIGN & RETURN THE PROXY
                                  PROMPTLY IN THE ENCLOSED ENVELOPE.

                                     Date __________________, 2006


                              ------------------------------------------


                              ------------------------------------------
                              Signature                (SIGN IN THE BOX)

                              For joint registrations, both parties should sign.

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

                                                           FOR ALL
                                                          NOMINEES      WITHHOLD
                                                          EXCEPT AS    AUTHORITY
                                                          MARKED TO     TO VOTE
                                                        THE CONTRARY    FOR ALL
1.   Election of Trustees:                                AT LEFT.     NOMINEES.
     (01) Mr. Tracy V. Maitland and
     (02) Mr. Nicholas Dalmaso                               0             0

--------------------------------------------------------------------------------
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE THE NUMBER OF THE NOMINEE(S) ON THE LINE ABOVE.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARNINGDALE, NY 11735

                       SOLICITED BY THE BOARD OF TRUSTEES
                  ADVENT CLAYMORE ENHANCED GROWTH & INCOME FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 19, 2006

COMMON

The Annual Meeting of Advent Claymore Enhanced Growth & Income Fund (the "Fund") will be held at the offices of the Fund's counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Tuesday, September 19, 2006, at 12:30 P.M. EST. The undersigned hereby appoints each of Rodd Baxter and F. Barry Nelson as proxies to represent and to vote all shares of the undersigned at the Annual Meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

                              PLEASE MARK, DATE, SIGN & RETURN THE PROXY
                                  PROMPTLY IN THE ENCLOSED ENVELOPE.

                                     Date __________________, 2006


                              ------------------------------------------


                              ------------------------------------------
                              Signature                (SIGN IN THE BOX)

                              For joint registrations, both parties should sign.

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.


                                                           FOR ALL
                                                          NOMINEES      WITHHOLD
                                                          EXCEPT AS    AUTHORITY
                                                          MARKED TO     TO VOTE
                                                        THE CONTRARY    FOR ALL
1.   Election of Trustees:                                AT LEFT.     NOMINEES.
     (01) Mr. Tracy V. Maitland and
     (02) Mr. Nicholas Dalmaso                               0             0

--------------------------------------------------------------------------------
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE THE NUMBER OF THE NOMINEE(S) ON THE LINE ABOVE.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.